UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 21, 2026

McEWEN INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of McEwen Inc. (the “Company”), filed with the Securities and Exchange Commission on May 22, 2026 (the “Original Filing”), is being filed solely to clarify that the discussed dividend was received directly from its 49.0% owned equity investee, Minera Santa Cruz S.A. (“MSC”), as described in detail in the press release attached to the Original Filing, rather than indirectly through another of the Company’s equity investees as inadvertently disclosed on the face of the Original Filing. No other changes have been made to the Original Filing other than minor conforming and immaterial other changes necessary to prepare this amendment.

Item 8.01	Other Events.

On May 21, 2026, McEwen, Inc. (the "Company") issued a press release announcing that it received a $49.4 million dividend in respect of its 49.0% ownership interest in Minera Santa Cruz S.A. (“MSC”), the funds for which were generated from the operation of the producing San José silver-gold mine in Santa Cruz, Argentina. This dividend increased total dividends received by the Company from MSC in respect of this mine’s operations in 2026 to $58.2 million. A copy of the press release is filed with this report as Exhibit 99.1. Investors and other interested parties are encouraged to read in its entirety the press release because it contains important information not otherwise described herein.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
99.1*	Press Release
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* Previously filed

Cautionary Statement

With the exception of historical matters, the press release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of the press release, are estimates, forecasts, projections, expectations, or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are inherently subject to significant business, economic, and competitive uncertainties, risks, and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious and base metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included in the press release, which speak only as of the date thereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in the press release are qualified by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN INC.

Date: June 1, 2026	By:	/s/ Carmen Diges
Carmen Diges, General Counsel